[front cover]
                                   J.P. MORGAN
                             INTERNATIONAL EQUITY
                             FUND - ADVISOR SERIES
                              [jp morgan logo]
                                Annual Report
                               October 31, 2000

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Table of Contents                                                          1
Fund Performance                                                           2
Fund Facts & Highlights                                                    3
Portfolio Manager Q&A                                                      4
Financial Statements                                                       6

FUND PERFORMANCE
--------------------------------------------------------------------------------

EXAMINING PERFORMANCE

  There are several ways to evaluate a mutual fund's historical performance. One way is to look at the growth of a hypothetical investment. The chart at right shows that $10,000 invested on October 31, 1990,* would have increased to $18,185 on October 31, 2000.

  Another way is to review a fund's average annual total return. This calculation takes the Fund's actual return and shows what would have happened if the Fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change in a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short-term.

GROWTH OF $10,000 OVER TEN YEARS*
October 31, 1990-October 31, 2000

[data from line chart]

Lipper International Funds Average                                  $24,902
MSCI EAFE Index**                                                   $20,624
J.P. Morgan International Equity Fund-Advisor Series*               $18,185

PERFORMANCE
                                             TOTAL RETURNS*       AVERAGE ANNUAL TOTAL RETURNS*
                                          ------------------   ----------------------------------
                                                  ONE             THREE        FIVE        TEN
                                                 YEAR             YEARS        YEARS      YEARS
AS OF OCTOBER 31, 2000
J.P. Morgan Equity Fund-
    Advisor Series                              (5.59)%            7.20%       7.44%       6.16%
MSCI EAFE Index**                               (2.90)%            9.42%       8.65%       7.80%
Lipper International Funds Average               2.70%             9.96%       9.93%       9.30%

AS OF SEPTEMBER 30, 2000
J.P. Morgan International Equity Fund -
    Advisor Series                               2.30%             6.03%       7.87%       7.78%
MSCI EAFE Index**                                3.18%             7.39%       8.58%       9.63%
Lipper International Funds Average              10.76%             8.25%      10.37%      10.43%

* The fund commenced operations on September 15, 2000. The Fund's returns include historical returns of the J.P. Morgan International Equity Fund, which had a lower expense ratio, from October 31, 1990, through September 15, 2000 (the inception date of the Fund). The J.P. Morgan International Equity Fund's-Advisor Series annualized total return from September 15, 2000 through October 31, 2000 was (5.50)%. For purposes of comparison, the "Ten years" returns are calculated from October 31, 1990.

** MSCI EAFE Index is an unmanaged index used to track the average performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East. The index does not include fees or expense and is not available for actual investment.

    Past performance is no guarantee of future results. Fund returns are net of fees, assume the reinvestment of distributions and reflect reimbursement of certain fund and portfolio expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower. Lipper Analytical Services, Inc. is a leading source for mutual fund data.

FUND FACTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    J.P. Morgan International Equity Fund - Advisor Series seeks to provide a high total return from a portfolio of equity securities of foreign companies. The Fund is designed for investors with a long-term investment horizon. The Fund is also designed for investors who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S. securities that seeks to outperform the MSCI EAFE Index. As an international investment, the Fund is subject to foreign market, political, and currency risks.

--------------------------------------------------------------------------------
    Inception Date: 9/15/2000
--------------------------------------------------------------------------------
    Fund Net Assets as of 10/31/2000: $508,497
--------------------------------------------------------------------------------
    Portfolio Net Assets as of 10/31/2000: $484,173,569
--------------------------------------------------------------------------------
    Capital Gain Payable Date (if applicable): N/A

EXPENSE RATIO

    The Fund's current annualized expense ratio of 1.45% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling or safekeeping fund shares, or for wiring redemption proceeds from the Fund.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

All data as of October 31, 2000

COUNTRY ALLOCATION
(As a percentage of total investment securities)

[data from pie chart]

Japan                   25.0%
United Kingdom          21.3%
France                  10.8%
Switzerland              8.9%
Germany                  7.4%
Netherlands              5.7%
Spain                    4.1%
United States            3.4%
Sweden                   2.6%
Other                   10.8%

LARGEST COMMON                                                 % OF TOTAL
STOCK HOLDINGS                        COUNTRY                  INVESTMENTS
--------------------------------------------------------------------------------
Vodafone Group Plc                 United Kingdom                  3.3%
BP Amoco Plc                       United Kingdom                  2.1%
Telefonica SA                      Spain                           2.0%
Vivendi SA                         France                          1.9%
Allianz AG                         Germany                         1.8%
Glaxo Wellcome Plc                 United Kingdom                  1.7%
Alcatel SA                         France                          1.7%
Nestle SA                          Switzerland                     1.6%
Zurich Financial Services AG       Switzerland                     1.5%
Total Fina Elf S.A. Cl B           France                          1.5%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT INSURED BY THE FDIC, ARE NOT BANK DEPOSITS OR OTHER OBLIGATIONS OF THE FINANCIAL INSTITUTION AND
ARE NOT GUARANTEED BY THE FINANCIAL INSTITUTION. SHARES OF THE FUND ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The Fund invests through a master portfolio (another fund with the same objective). The Fund invests in foreign securities, which are subject to special risks including currency fluctuation and political and economic uncertainty. This may make the Fund more volatile.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------

[photo of Nigel F. Emmett]

    The following is an interview with NIGEL F. EMMETT, vice president and portfolio manager with J.P. Morgan Investment Management's International Equity Group since joining Morgan in 1997. Nigel earned a B.A. degree in economics from Manchester University, and is the holder of a CFA designation. This interview was conducted on November 15, 2000, and reflects Nigel's views on that date.

What impacted international equities the  most this past year?

    At the beginning of this reporting period, the developed markets were focused on the "new economy." This was especially true of the technology and telecommunications sectors, which appreciated substantially in response to investor enthusiasm. As we moved into 2000, however, the focus began to change, and many value stocks returned to favor. Alongside this, there was a general revaluation of many so-called new economy stocks.

    From a global growth perspective, the period began with great strength in developed market economies. Shortly thereafter, banks around the world began to follow the lead of the Federal Reserve, which raised U.S. interest rates six times between June 1999 and May 2000. The European Central Bank (ECB) and the Bank of England, for example, raised rates early in the period in attempts to slow their respective economies.

    During the second half of 2000, the rhetoric changed, and the markets began to focus on the increasingly likely prospect of a soft landing for the global economy. Some notable observers, however, began voicing an opinion that the soft landing might be a bit harder than desired. This contributed to market volatility over the period, and the possibility of a harder than expected landing for the global economy has certainly increased.

    Equity markets reacted negatively and gave up some of the gains achieved in the first half of this reporting period. U.S. dollar investors with international exposure were also hurt by the persistent strength of the dollar relative to foreign currencies. The euro, the sterling, and the yen, for example, all depreciated against the dollar over the period, and led to a negative currency translation back into U.S. dollars.

How were you positioned during this time?

    There are three areas where we seek to add value in the Fund: stock selection, country allocation, and currency management. While country and currency contributions are important, we seek to add the most value from stock selection.

    In terms of these three decisions, country allocation contributed slightly to relative performance over the 12-month period. Here, we benefited most from our decision early in the year to overweight continental Europe and underweight the United Kingdom. As the year progressed, our biggest move was to take money out of continental Europe, which had become expensive, and shift it to Japan, where we believed there were better opportunities. I would point out, however, that we don't initiate large country positions. This would limit our diversification and expose the Fund to greater volatility than we desire.

    Overall stock selection during the period contributed to relative performance, particularly in Japan, where we did very well. During the latter half of the period, however, we were hurt somewhat by stock selection in Europe, particularly in the banking and telecom sectors.

    Currency management detracted from performance. Although we were right to underweight the euro at the beginning of the period, we moved to an overweight position too early in the cycle. While we still think the euro is fundamentally attractive, the market at large maintained a more negative sentiment during the year.

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

How did some notable stock selections perform?

    Stocks that helped included Ebara, a Japanese machinery company that produces machinery used to control toxic emissions. The company also has a very profitable instrument business. Ironically enough, this stock was hurt earlier in the year by reports of a toxic waste spill at one of the company's plants. We bought it on the downside, and profited when investors re-focused on the value of Ebara's core businesses, and subsequently drove up its stock price.

    In the U.K., an investment in the consumer household products company, Reckitt-Benckiser, also turned out well. This company was formed recently by a merger between an English and a Dutch company that went extraordinarily well. We anticipated that the new company would enjoy significant merger synergies, but the overall market didn't share our anticipation. This allowed us to buy the stock at attractive prices. When the merged entity proved itself by racking up strong sales and profit growth--well ahead of its industry peers--the stock experienced robust appreciation.

Where did stock selection serve  to dampen performance?

    Our position in Vivendi, the French conglomerate with exposure in the telecom and environmental areas, hurt us during much of the year. This company's stock took a beating when it announced that it was going to acquire Seagram's, the Canadian beverage and media company. The markets took a negative view of that deal, with investors believing that Vivendi had overpaid. For our part, we don't think that it did. In our view, Vivendi was buying highly valuable music and media content that it could use to make money through its network of electronic delivery systems. We believe that the market will eventually agree that this is so.

    Back in the U.K., one of the stocks that hurt performance, but that we still like, is Dixon's-- a consumer electronics retailer. The company suffered from intense price competition over the period, and from its large stake in Freeserve, an Internet portal in the U.K. that experienced certain strategic problems. We continue to hold the stock, confident that management can ease any margin pressures, and, at some point, find a successful route to realize the value of the company's stake in Freeserve.

How might international markets perform going forward, and how are you positioning the Fund accordingly?

    First off, I'd stress that we continue to run sector-neutral strategies, so we aren't making sector bets in the portfolio.

    From a country perspective, we believe that the European Central Bank may continue raising interest rates to contain inflation. This makes us a bit concerned about the near-term direction of the European market. I'd also note that part of the reason there's been strength in the European equity markets is that many of the region's exporting companies have benefited from a weak euro. If the ECB raises rates, and the euro strengthens, these companies will be negatively impacted, hence our decision to underweight continental Europe for the time being.

    Japan remains fundamentally attractive at current price levels; however, we're only slightly overweight Japan. This is due largely to mixed signals from the government, which for the most part is not supporting the kind of economy-wide restructuring that we believe is needed for strong, consistent growth. On a company-by-company basis, however, we're beginning to see some attractive opportunities. We expect to see significant margin enhancements as various companies' management teams come to grips with outstanding problems.

    At the moment, we are underweight the U.K. We do think that the U.K. is fundamentally cheap, but the sterling needs to weaken relative to other currencies, particularly the euro, in order to drive performance forward. This would alleviate some of the margin pressures that many U.K. exporters have experienced. We wouldn't be surprised to see rates come down in the U.K., while they rise in Europe. This would consequently help the sterling.

    Overall, we feel that developed market equities are fairly valued, although there is better value outside of the Unites States. We remain sensitive to the potential impact of a global slowdown, or a hard landing, and are managing the portfolio to mitigate the impact of any negative developments in this regard

J.P. MORGAN INTERNATIONAL EQUITY FUND - ADVISOR SERIES
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

OCTOBER 31, 2000

ASSETS
Investment in The International Equity Portfolio
   ("Portfolio"), at value                                            $508,516
Receivable for Expense Reimbursements                                   18,387
                                                                   -------------
TOTAL ASSETS                                                           526,903
                                                                   -------------
LIABILITIES
Accrued Expenses and Other Liabilities                                  18,406
                                                                   -------------
TOTAL LIABILITIES                                                       18,406
                                                                   -------------
NET ASSETS
Applicable to 53,786 Shares of Beneficial Interest Outstanding
   (par value $0.001, unlimited shares authorized)                    $508,497
                                                                   =============
Net Asset Value, Offering and Redemption Price Per Share                 $9.45
                                                                   =============
ANALYSIS OF NET ASSETS
Paid-in Capital                                                       $499,849
Accumulated Net Investment Loss                                          (195)
Accumulated Net Realized Loss on Investment                            (4,211)
Net Unrealized Appreciation of Investment                               13,054
                                                                   -------------
NET ASSETS                                                            $508,497
                                                                   =============

    The Accompanying Notes are an Integral Part of the Financial Statements.
6

J.P. MORGAN INTERNATIONAL EQUITY FUND - ADVISOR SERIES
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE PERIOD SEPTEMBER 15, 2000 (COMMENCEMENT OF OPERATIONS)
THROUGH OCTOBER 31, 2000

INVESTMENT INCOME (LOSS) ALLOCATED FROM PORTFOLIO
INCOME
Allocated Investment Income from Portfolio                          $       4
Allocated Portfolio Expenses                                              (81)
                                                                   -------------
   Investment Loss                                                        (77)
                                                                   -------------
FUND EXPENSES
Printing Expenses                                                        6,375
Financial and Fund Accounting Services Fee                               5,972
Registration Fees                                                        2,632
Professional Fees                                                        2,500
Transfer Agent Fees                                                        387
Miscellaneous                                                              540
                                                                   -------------
   Total Fund Expenses                                                  18,406
Less: Reimbursement of Expenses                                        (18,387)
                                                                   -------------
   Net Fund Expenses                                                       19
                                                                   -------------
NET INVESTMENT LOSS                                                       (96)
                                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED LOSS ON INVESTMENT ALLOCATED FROM PORTFOLIO                (4,686)
                                                                   -------------
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                                   13,054
                                                                   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $   8,272
                                                                   =============

The Accompanying Notes are an Integral Part of the Financial Statements.
   7

J.P. MORGAN INTERNATIONAL EQUITY FUND - ADVISOR SERIES
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE PERIOD SEPTEMBER 15, 2000 (COMMENCEMENT OF OPERATIONS)
THROUGH OCTOBER 31, 2000

INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Loss                                                 $     (96)
Net Realized Loss on Investment Allocated from Portfolio               (4,686)
Net Change in Unrealized Appreciation. of
  Investment Allocated from Portfolio                                   13,054
                                                                   -------------
   Net Increase in Net Assets Resulting from Operations                  8,272
                                                                   -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Fund Shares Sold                                         500,225
                                                                   -------------
   Total Increase in Net Assets                                        508,497
                                                                   -------------
NET ASSETS
Beginning of Period                                                          -
                                                                   -------------
End of Period                                                         $508,497
                                                                   =============
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Shares Sold                                                             53,786
                                                                   =============

    The Accompanying Notes are an Integral Part of the Financial Statements.
8

J.P. MORGAN INTERNATIONAL EQUITY FUND - ADVISOR SERIES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
OCTOBER 31, 2000

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD ARE AS FOLLOWS:

                                                                 FOR THE PERIOD
                                                               SEPTEMBER 15, 2000
                                                                (COMMENCEMENT OF
                                                               OPERATIONS) THROUGH
                                                                OCTOBER 31, 2000
                                                                 ---------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD                       $10.00
                                                                 ---------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                  (0.03)(a)
Net Realized and Unrealized Gain (Loss) on Investment                (0.52)
                                                                 ---------------
Total From Investment Operations                                     (0.55)
                                                                 ---------------
NET ASSET VALUE PER SHARE, END OF PERIOD                              $9.45
                                                                 ===============
RATIOS AND SUPPLEMENTAL DATA
Total Return                                                        (5.50)%(b)
    Net Assets, End of Period (in thousands)                           $508
Ratios to Average Net Assets
   Net Expenses                                                       1.45%(c)
   Net Investment Income                                            (1.40)%(c)
   Expenses without Reimbursement                                     1.50%(c)

(a)  Based on the average number of shares outstanding throughout the period.
(b)  Not annualized.
(c)  Annualized.


The Accompanying Notes are an Integral Part of the Financial Statements.
 9

J.P. MORGAN INTERNATIONAL EQUITY FUND - ADVISOR SERIES
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

OCTOBER 31, 2000
--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--J.P. Morgan International Equity Fund - Advisor Series (the "Fund") is a separate series of J.P. Morgan Institutional Funds, a Massachusetts business trust (the "Trust") which was organized on November 4, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on September 15, 2000.

    The Fund invests all of its investable assets in The International Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 0.10% at October 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    SECURITY VALUATION--Valuation of securities by the Portfolio is discussed in
Note 1 of the Portfolio's Notes to Financial Statements that are included elsewhere in this report.

    INVESTMENT INCOME--The Fund earns income, net of expenses, daily on its investment in the Portfolio. All net investment income, realized and unrealized gains and losses of the Portfolio is allocated pro-rata among the Fund and other investors in the Portfolio at the time of such determination.

    EXPENSES--Expenses incurred by the Trust with respect to any two or more Funds in the Trust are allocated in proportion to the net assets of each Fund in the Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly.

    INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to a shareholder are recorded on the ex-dividend date. Distributions from net investment income are declared and paid annually. Distributions from net realized gains, if any, are paid annually.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES

    ADMINISTRATIVE SERVICES--The Trust has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan") under which Morgan is responsible for certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Trust and certain other registered investment companies for which J.P. Morgan Investment Management Inc. ("JPMIM") acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to Funds Distributor, Inc. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which Morgan provides similar services.

    Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses (which excludes interest and dividend expenses, taxes and extraordinary items) of the Fund, including the expenses allocated to the Fund from the Portfolio, at no more than 1.45% of the average daily net assets of the Fund. This reimbursement arrangement can be changed or terminated at any time after February 28, 2002 at the option of Morgan.

    ADMINISTRATION--The Trust has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the Fund.

INTERNATIONAL EQUITY FUND - ADVISOR SERIES
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
J.P. MORGAN INTEOCTOBER 31, 2000

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES (CONTINUED)

Under a Co-Administration Agreement between FDI and the Trust, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which FDI provides similar services.

    SHAREHOLDER SERVICING--The Trust has a Shareholder Servicing Agreement with Morgan under which Morgan provides account administration and personal account maintenance service to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services that is computed daily and paid monthly at an annual rate of 0.05% of the average daily net assets of the Fund.

    FUND SERVICES--The Trust has a Fund Services Agreement with Pierpont Group, Inc. ("PGI") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of PGI.

    Each Trustee receives an aggregate annual fee of $75,000 for serving on the boards of the Trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represent the Fund's allocated portion of the total Trustees' fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of PGI and receives compensation and employee benefits from PGI. There was no allocated portion of such compensation.

    DISTRIBUTION--The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees up to 0.25% of the Fund's average net assets for the sale and distribution of its shares.

--------------------------------------------------------------------------------
3. FEDERAL INCOME TAXES

    For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2000, of approximately $4,211 which expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount.

    Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocation. Accordingly, these permanent differences in the character of income and distributions between financials statements and tax basis have been reclassified to paid-in-capital. During the year ended October 31, 2000, the following reclassifications were made: accumulated net investment loss was decreased by $99, accumulated net realized loss on investment was decreased by $475, and paid-in-capital was decreased by $376. The adjustments are primarily attributable to foreign currency reclasses. Net investment income, net realized gains and net assets were not affected by this change.

--------------------------------------------------------------------------------
4. BANK LOANS

    The Fund may borrow money for temporary or emergency purposes, such as funding shareholder redemptions. Effective May 23, 2000, the Fund, along with certain other Funds managed by JPMIM, entered into a $150,000,000 bank line of credit agreement with DeutscheBank. Borrowings under the agreement will bear interest at approximate market rates and a commitment fee at an annual rate of 0.085% on the unused portion of the committed amount.

J.P. MORGAN INTERNATIONAL EQUITY FUND - ADVISOR SERIES
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                   (Continued)
OCTOBER 31, 2000

--------------------------------------------------------------------------------
5. CONCENTRATIONS OF RISK
    From time to time, the Fund may have a concentration of several shareholders which may include affiliates of Morgan holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

--------------------------------------------------------------------------------
6. SUBSEQUENT EVENTS
    On September 13, 2000, J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation announced that they have entered into an agreement and plan of merger. The transaction is expected to close in December 2000 and is subject to approval by shareholders of both companies.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
J.P. Morgan International Equity Fund - Advisor Series

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan International Equity Fund - Advisor Series (one of the series constituting part of the J.P. Morgan Institutional Funds, hereafter referred to as the "Fund") at October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period September 15, 2000 through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2000

THE INTERNATIONAL EQUITY PORTFOLIO
Annual Report October 31, 2000


(The following pages should be read in conjunction with J.P. Morgan International Equity Fund Annual Financial Statements)

THE INTERNATIONAL EQUITY PORTFOLIO - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2000

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 95.5%
AUSTRALIA - 1.8%
 116,026  AMP Ltd.(s)                                           $    1,045,436
  98,091  Australia & New Zealand Banking Group Ltd.(s)                724,247
 109,549  Broken Hill Proprietary Co.(s)                             1,061,433
  65,758  Commonwealth Bank of Australia(s)                            978,159
 284,901  CSR Ltd.(s)                                                  583,235
  79,357  Lend Lease Corp. Ltd.(s)                                     928,641
  62,600  Lion Nathan Ltd.(s)                                          122,281
  52,109  National Australia Bank Ltd.(s)                              723,586
  33,762  OneSteel Ltd.(s)(+)                                           16,094
 310,200  Southcorp Ltd.(s)                                            801,056
 308,252  Telstra Corp. Ltd.(s)                                      1,005,572
  33,253  Westpac Banking Corp.                                        226,982
 124,105  WMC Ltd.(s)                                                  474,235
                                                              ----------------
                                                                     8,690,957
                                                              ----------------
BELGIUM - 0.2%
 38,850  Agfa Gevaert NV(s)                                           803,475
  2,775  Real Software(s)                                              47,065
                                                              ---------------
                                                                      850,540
                                                              ---------------
DENMARK - 0.3%
  6,827  Novo Nordisk A.S.(s)                                       1,446,085
                                                              ---------------
FINLAND - 2.2%
 125,819  Nokia Oyj(s)                                               5,171,184
 116,000  Sonera Oyj                                                 2,552,433
 241,324  Stora Enso Oyj - R Shares(s)                               2,468,634
  17,202  Tietoenator Oyj(s)                                           330,247
                                                              ----------------
                                                                    10,522,498
                                                              ----------------
FRANCE - 10.8%
 129,438  Alcatel S.A.(s)                                             7,888,281
  16,209  Axa(s)                                                      2,143,248
  25,244  BNP Paribas(s)                                              2,173,920
  52,174  Carrefour S.A.(s)                                           3,498,019
  33,356  Christian Dior S.A.(s)                                      1,693,529
  60,066  Fimatex(s)(+)                                                 646,583
  17,899  Genset S.A.(s)(+)                                             890,550
  30,730  Groupe Danone(s)                                            4,292,511
  25,373  Lafarge(s)                                                  1,871,038
  17,144  Lagardere S.C.A.(s)                                           972,142
  28,744  Renault S.A.(s)                                             1,427,698
  12,165  Technip S.A.(s)                                             1,554,909
  48,734  Total Fina Elf S.A. Cl B(s)                                 6,964,360
  30,295  Vinci(s)                                                    1,521,426
 132,954  Vivendi Environnement(s)(+)                                 4,958,448
 123,819  Vivendi S.A.(s)                                             8,889,193
                                                              -----------------
                                                                     51,385,855
                                                              -----------------
GERMANY - 6.9%
 25,672  Allianz AG(s)                                                8,694,056
 77,936  BASF AG(s)                                                   3,051,909

SHARES                                                                  VALUE
--------------------------------------------------------------------------------

 62,558  Bayer AG(s)                                              $    2,712,190
 67,824  Commerzbank AG(s)                                             1,911,466
 10,410  Consors Discount-Broker AG(s)(+)                                838,235
 19,084  Deutsche Bank AG(s)                                           1,560,624
 60,979  Deutsche Telekom AG(s)                                        2,287,101
 55,024  Dresdner Bank AG(s)                                           2,289,947
 61,412  E.ON AG(s)                                                    3,116,927
 17,300  Intershop Communications AG(s)(+)                               762,502
    139  Primacom AG(s)(+)                                                 2,720
  2,900  SAP AG(s)                                                       476,615
 36,407  Schering AG(s)                                                2,036,669
 23,621  Siemens AG(s)                                                 3,004,180
                                                              ------------------
                                                                      32,745,141
                                                              ------------------
HONG KONG - 2.1%
 460,200  Bank Of East Asia(s)                                         1,041,470
 33,000  Cheung Kong Holdings Ltd.(s)                                    364,946
 200,000  China Mobile (Hong Kong) Ltd.(s)(+)                          1,288,610
 363,000  Hong Kong Electric Holdings Ltd.(s)                          1,198,504
 263,200  Hutchison Whampoa Ltd.(s)                                    3,265,069
 400,463  Pacific Century CyberWorks Ltd.(s)(+)                          308,084
 350,000  SmarTone Telecommunications Holding Ltd.(s)                    518,329
 221,000  Sun Hung Kai Properties Ltd.(s)                              1,827,712
 662,000  SUNeVision Holdings Ltd.(s)(+)                                 324,672
                                                              ------------------
                                                                      10,137,396
                                                              ------------------
IRELAND - 0.1%
 71,498  Irish Life & Permanent Plc(s)                                  715,707
                                                              -----------------
ITALY - 2.4%
 270,856  Credito Emiliano SPA(s)                                      1,039,988
 448,416  ENI SPA(s)                                                   2,424,898
  97,314  Mediolanum SPA(s)                                            1,424,490
 343,726  Telecom Italia SPA(s)                                        3,976,827
 516,272  Unicredito Italiano SPA(s)                                   2,625,557
                                                              ------------------
                                                                      11,491,760
                                                              ------------------
JAPAN - 25.0%
 10,400  Advantest Corp.(s)                                            1,355,362
  8,600  Aiful Corp.(s)                                                  677,351
 163,000 Ajinomoto Co., Inc.(s)                                        1,821,229
  37,000 Asahi Breweries, Ltd.(s)                                        365,290
 174,000  Bank of Fukuoka Ltd.(s)                                        854,144
 226,000  Bank of Tokyo-Mitsubishi, Ltd.(s)                            2,709,351
 103,000  Daiwa Securities Group Inc.(s)                               1,140,462
      67  DDI Corp.(s)                                                   314,168
 223,000  Ebara Corp.(s)                                               3,461,718
 176,000  Fuji Heavy Industries Ltd.(s)                                1,225,021
 158,000  Fujitsu Ltd.(s)                                              2,813,005
   5,100  Hitachi Software Engineering Co., Ltd.(s)                      551,149
 302,000  Hitachi, Ltd.(s)                                             3,236,011
  54,000  Honda Motor Co., Ltd.(s)                                     1,864,456
  16,000  Ito-Yokado Co., Ltd.(s)                                        722,410
      69  Japan Tobacco Inc.(s)                                          473,945
  43,000  Kaken Pharmaceutical Co. Ltd.(s)                               255,976

The Accompanying Notes are an Integral Part of the Financial Statements.
  15

THE INTERNATIONAL EQUITY PORTFOLIO - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
   19,000  KAO Corp.(s)                                               $   568,877
1,406,000  Kawasaki Steel Corp.(s)                                      1,377,800
  291,000  Kubota Corp.(s)                                                978,084
    3,000  Macnica Inc.(s)                                                339,317
   70,000  Marui Co., Ltd.(s)                                           1,032,146
  209,000  Matsushita Electric Industrial Co., Ltd.(s)                  6,067,681
  243,000  Minebea Co., Ltd.(s)                                         2,425,772
  985,000  Mitsubishi Chemical Corp.(s)                                 3,112,236
  420,000  Mitsubishi Corp.(s)                                          3,461,854
  137,000  Mitsubishi Estate Co. Ltd.(s)                                1,455,445
      333  Mizuho Holdings Inc.(s)(+)                                   2,558,723
   29,000  Namco Ltd.(s)                                                  748,970
  173,000  NEC Corp.(s)                                                 3,295,540
    9,400  Nintendo Co., Ltd.(s)                                        1,553,897
   83,000  Nippon Meat Packers, Inc.(s)                                 1,052,038
   51,000  Nippon Sheet Glass Co., Ltd.(s)                                775,346
      743  Nippon Telegraph and Telephone Corp.(s)(+)                   6,757,020
  627,000  Nippon Yusen Kabushiki Kaisha(s)                             2,940,049
  423,000  Nishimatsu Construction Co., Ltd.(s)                         1,336,523
  536,000  Nissan Motor Co., Ltd.(s)(+)                                 3,676,747
   29,000  Nisshin Steel Co., Ltd.(s)                                      22,310
  182,000  Nomura Securities Co., Ltd.(s)                               3,858,686
   25,000  Omron Corp.(s)                                                 615,899
   13,200  Oriental Land Co., Ltd.(s)                                     797,875
  420,000  Osaka Gas Co., Ltd.(s)                                       1,034,710
    3,600  Paris Miki Inc.(s)                                             148,365
   27,000  Pioneer Corp.(s)                                               835,791
   15,200  Promise Co., Ltd.(s)                                         1,140,104
  105,000  Ricoh Co., Ltd.(s)                                           1,615,533
    8,900  Rohm Co. Ltd.(s)                                             2,242,321
  128,000  Sekisui House, Ltd.(s)                                       1,352,798
  131,000  Snow Brand Milk Products Co., Ltd.(s)                          475,098
    8,200  Softbank Corp.(s)                                              491,895
   52,100  Sony Corp.(s)                                                4,160,747
  151,000  Sumitomo Bank Ltd.(s)                                        1,832,356
  134,000  Sumitomo Rubber Industries, Ltd.(s)                            638,154
  307,000  Sumitomo Trust & Banking Co., Ltd.(s)                        2,361,755
   73,000  Suzuki Motor Co.(s)                                            782,214
  183,000  Taiheiyo Cement Corp.(s)                                       284,916
  102,000  Takeda Chemical Industries, Ltd.(s)                          6,716,549
    7,000  TDK Corp.(s)                                                   705,193
   89,000  Tokio Marine & Fire Insurance Co., Ltd.(s)                     983,002
  170,000  Tokuyama Corp.(s)                                              703,727
   73,300  Tokyo Electric Power Co.(s)                                  1,778,963
  387,000  Tokyo Gas Co., Ltd.(s)                                       1,010,120
   97,200  Tokyo Steel Manufacturing Co., Ltd.(s)                         396,135
  121,000  Tostem Corp.(s)                                              1,761,975
  125,800  Toyota Motor Corp.(s)                                        5,023,244
  110,000  UNY Co., Ltd.(s)                                             1,347,926
   14,000  Welfide Corp.(s)                                               100,650
      697  West Japan Railway Co.(s)                                    2,859,749
   19,000  Yamanouchi Pharmaceutical Co., Ltd.(s)                         859,603

SHARES                                                                  VALUE
--------------------------------------------------------------------------------

 146,000  Yasuda Fire & Marine Insurance Co., Ltd.(s)               $    752,798
 15,000  York-Benimaru Co., Ltd.(s)                                      362,671
                                                                ----------------
                                                                     119,408,945
                                                                ----------------
NETHERLANDS - 5.7%
 76,292  ASM Lithography Holding NV(s)(+)                              2,082,866
 32,385  Buhrmann NV(s)                                                  883,876
 80,563  Getronics NV(s)                                                 904,780
 35,441  Heineken Holding NV(s)                                        1,261,673
 19,416  Heineken NV(s)                                                1,053,250
 55,423  ING Groep NV(s)                                               3,801,347
171,782  Koninklijke Philips Electronics NV(s)                         6,742,858
 16,074  Lycos Europe NV(s)(+)                                           137,606
 25,235  Numico NV(s)                                                  1,178,546
 76,487  Royal Dutch Petroleum Co.(s)                                  4,531,002
141,712  Royal KPN NV(s)                                               2,867,152
 56,473  United Pan-Europe Communication NV(s)(+)                        988,445
 20,464  VNU NV(s)                                                       962,665
                                                              ------------------
                                                                      27,396,066
                                                              ------------------
NEW ZEALAND - 0.3%
 473,089  Lion Nathan Ltd.(s)                                            910,545
 222,000  Telecom Corp. of New Zealand(s)                                491,591
                                                              ------------------
                                                                       1,402,136
                                                              ------------------
SINGAPORE - 0.8%
 120,000  City Developments(s)                                           553,688
 141,265  DBS Group Holdings Ltd.(s)                                   1,665,728
 99,000  Singapore Airlines Ltd.(s)                                      992,538
 53,000  Singapore Press Holdings(s)                                     757,790
                                                              ------------------
                                                                       3,969,744
                                                              ------------------
SPAIN - 4.1%
 33,942  Acerinox S.A.(s)                                                943,345
 51,390  Amadeus Global Travel Distribution(s)(+)                        419,466
 316,394 Banco Bilboa Vizcaya Argentaria S.A.(s)                       4,210,363
  75,920 Endesa S.A.(s)                                                1,235,518
 125,342 Iberdrola S.A.(s)                                             1,530,919
 103,615 Repsol YPF S.A.(s)                                            1,644,069
 513,160 Telefonica S.A.(s)(+)                                         9,773,440
                                                              ------------------
                                                                      19,757,120
                                                              ------------------
SWEDEN - 2.6%
 38,113   Autoliv, Inc. SDR(s)                                           833,009
 330,661  Ericsson LM Cl B(s)                                          4,389,013
 278,061  Skandia Forsakrings AB(s)                                    4,703,727
 150,798  Skandinaviska Enskilda Cl A(s)                               1,775,865
 71,058   Tele1 Europe Holding AB(s)(+)                                  546,054
                                                              ------------------
                                                                      12,247,668
                                                              ------------------
SWITZERLAND - 8.9%
 15,881  ABB Ltd.(s)                                                   1,410,928
 15,742  Carrier1 International S.A.(s)(+)                               380,274
    993  CIE Financiere Richemont AG, A Units(s)                       2,761,248
 14,634  Credit Suisse Group(s)                                        2,742,705
  3,779  Nestle S.A.(s)                                                7,828,694

     The Accompanying Notes are an Integral Part of the Financial Statements.
16

THE INTERNATIONAL EQUITY PORTFOLIO - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
   4,352  Novartis(s)                                             $   6,600,247
     618  Roche Holding AG(s)                                         5,643,490
     590  SGS Societe Generale de Surveillance
           Holding S.A.(s)                                              721,873
     814  The Swatch Group AG Cl B(s)                                 1,077,426
  43,222  USB AG(s)                                                   5,985,361
  15,086  Zurich Financial Services AG(s)                             7,299,271
                                                              -----------------
                                                                     42,451,517
                                                              -----------------
UNITED KINGDOM - 21.3%
   77,073  3I Group Plc(s)                                             1,751,405
   52,300  Amvescap Plc(s)                                             1,169,479
  127,500  ARM Holdings Plc(s)(+)                                      1,258,893
   18,400  Astrazeneca Plc(s)                                            862,425
  208,983  BAE Systems Plc(s)                                          1,187,990
   55,657  Bank of Scotland(s)                                           519,638
  247,677  BG Group Plc(s)                                               992,578
  343,600  Billiton Plc(s)                                             1,312,136
   12,500  Bookham Technology Plc(s)(+)                                  411,827
1,190,812  BP Amoco Plc(s)                                            10,106,427
  155,390  British American Tobacco(s)                                 1,089,783
  252,800  British Energy Plc(s)                                         660,723
  171,086  British SKY Broadcasting Plc(s)(+)                          2,471,766
   97,000  British Telecommunications Plc(s)                           1,138,028
   81,486  Cable & Wireless Plc(s)                                     1,153,606
  106,600  Cadbury Schweppes Plc(s)                                      659,381
  116,018  Carphone Warehouse Group Plc(s)(+)                            298,173
   39,000  Celltech Group Plc(+)(s)                                      775,810
  219,593  Dixons Group Plc(s)                                           653,645
   31,103  Exel Plc(s)                                                   532,459
   94,400  Gallagher Group Plc(s)                                        553,077
  276,700  Glaxo Wellcome Plc(s)                                       7,971,145
  193,500  Glynwed International Plc(s)                                  511,355
  197,232  Granada Compass Plc(s)(+)                                   1,708,274
  246,300  Hanson Plc(s)                                               1,299,986
  230,600  Hays Plc(s)                                                 1,259,812
  178,900  Hilton Group Plc(s)                                           497,450
  457,031  HSBC Holdings Plc(s)                                        6,516,689
   49,176  Johnson Matthey Plc(s)                                        767,594
  247,677  Lattice Group Plc(s)(+)                                       528,656
  656,200  Legal & General Group Plc(s)                                1,634,069
  405,387  Lloyds TSB Group Plc(s)                                     4,132,157
   27,400  Logica Plc(s)                                                 811,218
  137,800  Marconi Plc(s)                                              1,740,757
  368,912  MFI Furniture Group Plc(s)                                    294,615
  211,421  Northern Foods(s)                                             343,824
  105,257  Nycomed Amersham Plc(s)                                       942,988
   54,400  Pearson Plc(s)                                              1,460,514
  335,200  QXL.com Ricardo Plc(s)(+)                                     130,196
   30,900  Railtrack Group Plc(s)                                        478,284
  146,193  Reckitt Benckiser Plc(s)                                    1,923,201
   91,749  Reuters Group Plc(s)                                        1,787,819

SHARES                                                                  VALUE
--------------------------------------------------------------------------------

 344,154  Royal & Sun Alliance Insurance Group(s)                 $  2,451,104
 145,700  Royal Bank of Scotland(s)                                  3,272,802
  80,800  Scottish & Newcastle Plc(s)                                  553,762
 189,000  ScottishPower Plc(s)                                       1,420,176
  66,000  Severn Trent Plc(s)                                          704,371
 310,300  SmithKline Beecham Plc(s)                                  4,009,975
  87,900  Standard Chartered(s)                                      1,268,660
 933,400  Tesco Plc(s)                                               3,561,070
 170,600  TI Group Plc(s)                                              921,493
  55,800  United News & Media Plc(s)                                   698,817
 3,791,901 Vodafone Group Plc(s)                                    15,788,116
 154,000  Williams Plc(s)                                              737,912
                                                              ----------------
                                                                   101,688,110
                                                              ----------------
TOTAL COMMON STOCKS                                                456,307,245
                                                              ----------------
   (Cost $396,833,458)

PREFERRED STOCKS - 1.1%
AUSTRALIA - 0.6%
 299,158  News Corp. Ltd.(s)                                         2,681,572
                                                              ----------------
GERMANY - 0.5%
    940  MLP AG(s)                                                     127,081
  3,800  SAP AG(s)                                                     764,992
 51,765  Volkswagen AG(s)                                            1,506,705
                                                              ----------------
                                                                     2,398,778
                                                              ----------------
TOTAL PREFERRED STOCKS                                               5,080,350
                                                              ----------------
   (Cost $4,530,665)

RIGHTS(Z)
UNITED KINGDOM(z)
 1,079  Logica Plc(s)(+)                                                31,021
                                                              ----------------
   (Cost $17,991)

SHORT-TERM INVESTMENTS - 3.4%
INVESTMENT COMPANIES - 3.1%
 14,710,452  Hamilton Money Fund                                   14,710,452
                                                              ---------------
U.S. TREASURY SECURITIES - 0.3%
 $ 1,530,000  U.S. Treasury Bills, 6.11%, 3/22/01(s)(y)             1,493,510
                                                              ---------------
TOTAL SHORT-TERM INVESTMENTS                                       16,203,962
                                                              ---------------
  (Cost $16,204,745)
TOTAL INVESTMENT SECURITIES - 100.0%                             $477,622,578
                                                              ===============
   (Cost $417,586,859)

The Accompanying Notes are an Integral Part of the Financial Statements.
 17

THE INTERNATIONAL EQUITY PORTFOLIO - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                  NET UNREALIZED
CONTRACTS                SETTLEMENT           SETTLEMENT                           APPRECIATION
TO BUY                   DATE                 VALUE               VALUE           (DEPRECIATION)
---------------------------------------------------------------------------------------------------
   89,296,685  EUR      12/13/00            $76,685,597         $ 75,840,291        $ (845,306)
    2,810,000  EUR
for 268,876,580 JPY     12/13/00             2,454,081            2,386,552           (67,529)
    1,650,756  GBP
for 2,760,000  EUR      12/13/00             2,344,087            2,399,183            55,096
    2,407,000  GBP      12/13/00             3,536,605            3,498,296           (38,309)
1,178,105,419  JPY      12/13/00            11,019,170           10,874,094          (145,076)
  268,070,000  JPY
for 2,993,389  EUR      12/13/00             2,542,306            2,474,327           (67,979)
   23,458,344  SEK
for 2,760,000  EUR      12/13/00             2,344,087            2,349,496             5,409
  198,754,870  JPY
for 1,282,000  GBP      12/13/00             1,863,239            1,834,538           (28,701)
                                          ----------------------------------------------------------
                                          $102,789,172         $101,656,777        $(1,132,395)
                                      =============================================================

                                                                                  NET UNREALIZED
CONTRACTS                SETTLEMENT           SETTLEMENT                           APPRECIATION
TO SELL                  DATE                 VALUE               VALUE           (DEPRECIATION)
---------------------------------------------------------------------------------------------------
    4,272,623  AUD       12/13/00             $ 2,357,206      $  2,215,103         $  142,103
   21,075,633  CHF       12/13/00              12,054,028        11,769,792            284,236
   41,918,000  EUR       12/13/00              36,025,084        35,601,247            423,837
    4,228,000  GBP       12/13/00               6,114,994         6,144,909           (29,915)
2,133,333,320  JPY       12/13/00              19,943,000        19,690,995            252,005
   17,824,203  SEK       12/13/00               1,837,736         1,785,203             52,533
                                      -------------------------------------------------------------
                                              $78,332,048       $77,207,249         $1,124,799
                                      =============================================================

FUTURES CONTRACTS

                                                                   NET UNREALIZED
                            EXPIRATION     UNDERLYING FACE        APPRECIATION
PURCHASED                   DATE           AMOUNT AT VALUE        (DEPRECIATION)
----------------------------------------------------------------------------------------
 237  DJ Euro Stoxx 50
        Index Futures       December 2000    $10,267,055             $225,925
   1  FTSE 100 Index
        Futures             December 2000         94,236                  358
  15  Hang Seng
        Index Futures       November 2000      1,446,609                  794
  60  Topix Index Futures   December 2000      7,577,617             (176,573)
                                           --------------------------------------------
                                              $19,385,517            $  50,504
                                           ============================================

                                                                   NET UNREALIZED
                             EXPIRATION     UNDERLYING FACE        APPRECIATION
SOLD                         DATE           AMOUNT AT VALUE        (DEPRECIATION)
                                           --------------------------------------------
   10 SPI Futures            December 2000     $424,870              $1,559
                                           ============================================

MARKET SECTORS                                                    % OF TOTAL
(UNAUDITED)                                                      INVESTMENTS

INDUSTRIAL CYCLICAL                                                  18.6%
FINANCE                                                              15.3%
TELECOMMUNICATIONS                                                   10.8%
CONSUMER CYCLICAL                                                     8.3%
PHARMACEUTICALS                                                       8.0%
INSURANCE                                                             6.5%
ENERGY                                                                5.6%
CONSUMER STABLE                                                       5.4%
SOFTWARE & SERVICES                                                   5.4%
SHORT-TERM INVESTMENTS                                                3.4%
UTILITIES                                                             3.0%
RETAIL                                                                3.0%
SEMICONDUCTORS                                                        2.9%
CONSUMER SERVICES                                                     2.9%
OTHER                                                                 0.9%

AUD - Australian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
SDR - Swedish Depositary Receipt
SEK - Swedish Krona
(s) Security is fully or partially segregated with custodian as collateral for futures or with brokers as initial margin for futures contracts.
(y)  Yield to maturity
(z)  Percentage less than 0.05%
(+)  Non-income producing security


     The Accompanying Notes are an Integral Part of the Financial Statements.
18
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[back cover]

J.P. MORGAN FUNDS - ADVISOR SERIES
       Disciplined Equity Fund
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       International Equity Fund
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       International Opportunities Fund
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       U.S. Small Company Fund
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       U.S. Small Company Opportunities Fund
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       U.S. Equity Fund
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       Diversified Fund
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       Bond Fund
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       For more information on the J.P. Morgan
           Funds - Advisor Series, call
           J.P. Morgan  Funds Services at (800) 766-7722.
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Morgan Guaranty Trust Company                                   MAILING
500 Stanton Christiana Road                                   INFORMATION
Newark, Delaware 19713-2107

IN-ANN-23757   1000